                                                                 EXHIBIT 23.3

                             CONSENT OF DIRECTOR



The undersigned hereby consents to the reference to the undersigned as a future Director of ViaGrafix Corporation (the "Company") contained in Registration Statement (Form S-1, No. 333-42633) and the related Prospectus of the
Company for the registration of up to 2,530,000 shares of its Common Stock.




                                        /s/ ROY L. BLISS
                                        ------------------------------------
                                        Roy L. Bliss



February 1, 1998